SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 2, 2007
THE GORMAN-RUPP COMPANY

(Exact Name of Registrant as Specified in its Charter)
Ohio

(State or Other Jurisdiction of Incorporation)

1-6747	34-0253990

(Commission File Number)	(I.R.S. Employee Identification No.)

305 Bowman Street, Mansfield, Ohio	44903

(Address of Principal Executive Offices)	(Zip Code)
(419) 755-1011

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS
     On April 2, 2007, The Gorman-Rupp Company issued a news release announcing that its wholly-owned subsidiary, The Gorman-Rupp International Company, has purchased controlling interest in Wavo Pompen B.V., with facilities located in Leeuwarden and Culemborg, The Netherlands.
     This news release is included as Exhibit 99 and is being filed with this Current Report on Form 8-K.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

Exhibit
(99)	News Release dated April 2, 2007
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GORMAN-RUPP COMPANY
By /s/ David P. Emmens
David P. Emmens
April 2, 2007	Corporate Counsel and Secretary

EXHIBIT INDEX

Exhibit		Page
(99)	News Release dated April 2, 2007	3

2